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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------

                                   FORM 8-K/A

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 14, 2002
                                                         -----------------

                          COMMISSION FILE NO.: 0-26823

                        ALLIANCE RESOURCE PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                                      73-1564280
(STATE OR OTHER JURISDICTION OF                         (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)                       IDENTIFICATION NO.)


           1717 SOUTH BOULDER AVENUE, SUITE 600, TULSA, OKLAHOMA 74119
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                                 (918) 295-7600
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) EXHIBITS

         99.3 Certification of Dale G. Wilkerson, Vice President and Controller (Principal Accounting Officer) of Alliance Resource Management GP, LLC, the managing general partner of Alliance Resource Partners, L.P., dated November 14, 2002, pursuant to 18 U.S.C.
               Section 1350.

 ITEM 9. REGULATION FD DISCLSOURE

         In accordance with General Instruction B.2. of Form 8-K, the following information and the exhibits referenced therein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it or they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

         On November 15, 2002 Alliance Resource Partners, L.P. (the "Partnership") filed a Current Report on Form 8-K, among other things, to disclose the certification of Dale G. Wilkerson pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (the "Certification"). The Partnership has recently discovered that a typographical error exists in the Certification. The Certification stated that it was made in connection with the Quarterly Report of the Partnership on Form 10-Q for the period ended June 30, 2002. The correct period ended is September 30, 2002, not June 30, 2002.

         The purpose of this Form 8-K/A is to correct the typographical error in the Certification and to disclose the Certification with the correct date as
Exhibit 99.3.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



         ALLIANCE RESOURCE PARTNERS, L.P.


By:      Alliance Resource Management GP, LLC,
         its managing general partner


By:      /s/ Joseph W. Craft III
         -------------------------------------
         Joseph W. Craft III
         President and Chief Executive Officer


Date: December 23, 2002

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                                  EXHIBIT INDEX

* 99.3 Certification of Dale G. Wilkerson, Vice President and Controller (Principal Accounting Officer) of Alliance Resource Management GP, LLC, the managing general partner of Alliance Resource Partners, L.P., dated November 14, 2002, pursuant to 18 U.S.C. Section 1350.


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*  Filed herewith.